Exhibit 99.2

April 2007

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member;

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or Jeff.Richardson@53.com

Jeff Richardson	Jim Eglseder
SVP/Investor Relations	VP/Investor Relations
(513) 534-0983	(513)534-8424

	Three Months Ended
	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005
Ratios (percent)
Return on average assets	1.47	0.25	1.41	1.45	1.41	1.27	1.51	1.63
Return on average equity	14.6	2.6	15.1	16.0	15.3	13.9	16.6	18.1
Average equity as a percent of average assets	10.05	9.70	9.33	9.09	9.17	9.12	9.11	8.98
Net interest margin (a)	3.44	3.16	2.99	3.01	3.08	3.11	3.16	3.29
Efficiency (a)	57.0	82.9	55.5	55.3	54.7	55.6	53.5	52.2
Net losses charged off as a percent of average loans and leases	0.39	0.52	0.43	0.37	0.42	0.67	0.38	0.34
Allowance for loan and lease losses as a percent of loans and leases	1.05	1.04	1.04	1.04	1.05	1.06	1.06	1.09
Allowance for credit losses as a percent of loans and leases	1.15	1.14	1.14	1.14	1.14	1.16	1.16	1.20
Nonperforming assets as a percent of loans, leases and other assets, including OREO	0.66	0.61	0.56	0.49	0.51	0.52	0.51	0.51
Allowance for loan and lease losses as a percent of nonperforming assets	158.80	169.62	185.04	210.37	205.78	206.03	207.39	212.17
Allowance for credit losses as a percent of nonperforming assets	174.82	186.33	203.39	230.94	224.76	225.33	226.99	232.88

Common Share Data
Earnings per share	$0.65	$0.12	$0.68	$0.69	$0.66	$0.60	$0.71	$0.75
Earnings per diluted share	0.65	0.12	0.68	0.69	0.65	0.60	0.71	0.75
Cash dividends per common share	0.42	0.40	0.40	0.40	0.38	0.38	0.38	0.35
Book value per share	17.82	18.02	17.96	17.13	17.01	17.00	16.93	16.82
Common shares outstanding, excluding treasury	550,077,279	556,252,674	558,066,338	557,894,188	556,500,991	555,623,430	554,400,091	555,938,071
Market price per share:
High	$41.41	$41.57	$40.18	$41.02	$41.43	$42.50	$43.99	$44.67
Low	37.93	37.75	35.95	35.86	36.30	35.04	36.38	40.24
End of period	38.69	40.93	38.08	36.95	39.36	37.72	36.75	41.17
Price/earnings ratio (b)	18.08	19.13	14.53	13.94	14.52	13.57	14.76	15.77

Supplemental Data
Common dividends declared ($ in millions)	$231	$222	$223	$223	$211	$211	$210	$195
Full-time equivalent employees	21,442	21,362	21,301	21,230	21,497	21,681	21,674	21,594
Banking centers	1,161	1,150	1,145	1,138	1,132	1,119	1,106	1,098
ATMs	2,104	2,096	2,114	2,034	2,025	2,024	1,996	1,994

(a)	Presented on a fully taxable equivalent basis (“FTE”).
(b)	Based on the most recent twelve-month earnings per diluted share and end of period stock prices.

	Three Months Ended
	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005
Income Statement ($ in millions)
Interest income (FTE)	$1,466	$1,551	$1,540	$1,483	$1,405	$1,359	$1,291	$1,223
Interest expense	724	807	821	767	687	624	546	465

Net interest income (FTE)	742	744	719	716	718	735	745	758
Provision for loan and lease losses	84	107	87	71	78	134	69	60
Noninterest income:
Electronic payment processing revenue	225	232	218	211	196	204	190	183
Service charges on deposits	126	122	134	135	126	133	137	132
Investment advisory revenue	96	90	89	96	91	87	89	92
Corporate banking revenue	83	82	79	82	76	92	71	74
Mortgage banking net revenue	40	30	36	41	47	42	45	46
Other noninterest income	78	58	87	76	80	77	82	93
Securities gains (losses), net	—	(398)	19	14	1	1	8	15
Securities gains, net—non-qualifying hedges on mortgage servicing rights	—	3	—	—	—	—	—	—

Total noninterest income	648	219	662	655	617	636	622	635
Noninterest expense:
Salaries, wages and incentives	292	300	288	303	284	287	285	295
Employee benefits	87	61	74	69	87	65	70	67
Net occupancy expense	65	65	63	59	58	59	54	54
Technology and communications	40	39	36	34	33	38	36	34
Equipment expense	29	32	34	29	27	29	26	25
Other noninterest expense	280	301	272	265	242	285	261	253

Total noninterest expense	793	798	767	759	731	763	732	728

Income before income taxes and cumulative effect (FTE)	513	58	527	541	526	474	566	605
Taxable equivalent adjustment	6	6	6	6	7	7	8	8

Income before income taxes and cumulative effect	507	52	521	535	519	467	558	597
Applicable income taxes	148	(14)	144	153	160	135	163	180

Income before cumulative effect	359	66	377	382	359	332	395	417
Cumulative effect of change in accounting principle, net of tax	—	—	—	—	4	—	—	—

Net income	$359	$66	$377	$382	$363	$332	$395	$417

Net income available to common shareholders (a)	$359	$66	$377	$382	$363	$332	$395	$417

Regulatory Capital Data ($ in millions) (b)
Tier I capital	$9,028	$8,625	$8,810	$8,660	$8,434	$8,209	$8,030	$7,783
Tier II capital	2,581	2,760	2,007	1,957	1,966	2,031	2,016	2,131

Total risk-based capital	$11,609	$11,385	$10,817	$10,617	$10,400	$10,240	$10,046	$9,914

Risk-weighted assets	$103,299	$102,823	$101,940	$101,126	$98,511	$98,293	$95,316	$91,791

Tier I capital ratio	8.74%	8.39%	8.64%	8.56%	8.56%	8.35%	8.42%	8.48%
Total risk-based capital ratio	11.24%	11.07%	10.61%	10.50%	10.56%	10.42%	10.54%	10.80%
Tier I leverage ratio	9.33%	8.44%	8.52%	8.38%	8.24%	8.08%	7.93%	7.76%

(a)	Dividends on preferred stock are $.185 million for all quarters presented.
(b)	March 31, 2007 regulatory capital data and ratios are estimated.

	As of
	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,244	$2,737	$2,399	$2,670	$2,494	$3,078	$3,372	$2,781
Available-for-sale and other securities	10,592	11,053	19,514	20,345	21,276	21,924	22,537	24,647
Held-to-maturity securities	347	356	359	358	365	389	332	307
Trading securities	160	187	164	173	156	117	105	84
Other short-term investments	223	809	125	207	159	158	113	113

Total cash and securities	13,566	15,142	22,561	23,753	24,450	25,666	26,459	27,932

Loans held for sale	1,382	1,150	872	931	744	1,304	1,237	783
Portfolio loans and leases	74,821	74,353	73,480	72,577	71,422	69,925	68,754	66,296

Total loans and leases	76,203	75,503	74,352	73,508	72,166	71,229	69,991	67,079
Allowance for loan and lease losses	(784)	(771)	(761)	(753)	(749)	(744)	(727)	(722)
Bank premises and equipment	2,001	1,940	1,902	1,853	1,798	1,726	1,643	1,581
Operating lease equipment	212	202	142	150	137	143	159	161
Goodwill	2,192	2,193	2,193	2,194	2,194	2,169	2,176	2,178
Intangible assets	158	166	175	185	189	208	220	231
Servicing rights	572	524	504	489	468	441	417	378
Other real estate owned	99	88	80	69	68	54	52	52
Other assets	5,605	5,682	4,680	4,663	4,323	4,333	4,218	4,290

Total assets	$99,824	$100,669	$105,828	$106,111	$105,044	$105,225	$104,608	$103,160

Liabilities
Deposits:
Demand	$13,510	$14,331	$13,883	$14,078	$14,134	$14,609	$14,294	$14,393
Interest checking	15,755	15,993	15,855	16,788	17,511	18,282	18,169	18,811
Savings	14,256	13,181	12,392	12,061	11,902	11,276	10,437	9,653
Money market	6,336	6,584	6,462	6,505	6,399	6,129	5,855	4,732
Other time	10,869	10,987	10,818	10,627	10,105	9,313	8,867	8,513
Certificates—$100,000 and over	6,776	6,628	6,871	5,691	5,085	4,343	4,195	3,986
Foreign office	1,686	1,676	2,362	4,773	3,874	3,482	3,678	3,089

Total deposits	69,188	69,380	68,643	70,523	69,010	67,434	65,495	63,177
Federal funds purchased	1,622	1,421	5,434	2,493	3,715	5,323	3,548	4,523
Other short-term borrowings	2,383	2,796	3,833	5,275	4,472	4,246	6,075	4,972
Other liabilities	4,207	4,492	3,726	3,762	3,632	3,549	3,583	3,641
Long-term debt	12,620	12,558	14,170	14,502	14,746	15,227	16,522	17,494

Total liabilities	90,020	90,647	95,806	96,555	95,575	95,779	95,223	93,807

Shareholders’ Equity
Common and preferred equity	11,440	11,433	11,576	11,411	11,274	11,138	11,038	10,762
Accumulated other comprehensive income related to employee benefit plans	(58)	(59)	(5)	(5)	(5)	(5)	(4)	(4)
Net unrealized gains (losses):
Available-for-sale securities	(105)	(119)	(382)	(670)	(553)	(395)	(296)	(107)
Qualifying cash flow hedges	—	(1)	(5)	(8)	(10)	(13)	(17)	(24)
Treasury stock, at cost	(1,473)	(1,232)	(1,162)	(1,172)	(1,237)	(1,279)	(1,336)	(1,274)

Total shareholders’ equity	$9,804	$10,022	$10,022	$9,556	$9,469	$9,446	$9,385	$9,353

Share Data
Preferred shares outstanding	9,250	9,250	9,250	9,250	9,250	9,250	9,250	9,250
Common shares outstanding, excluding treasury	550,077,279	556,252,674	558,066,338	557,894,188	556,500,991	555,623,430	554,400,091	555,938,071
Treasury shares held	33,349,825	27,174,430	25,360,766	25,532,916	26,926,113	27,803,674	29,027,013	27,489,033

	Three Months Ended
	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$75,861	$75,262	$73,938	$73,093	$71,634	$70,489	$68,556	$66,762
Taxable securities	10,951	16,685	20,836	21,642	22,116	22,376	24,013	24,771
Tax exempt securities	534	568	587	616	644	698	787	815
Other short-term investments	188	1,009	159	181	157	200	115	130

Total interest-earning assets	87,534	93,524	95,520	95,532	94,551	93,763	93,471	92,478
Cash and due from banks	2,287	2,398	2,355	2,564	2,668	2,847	2,742	2,822
Other assets	10,140	9,440	8,745	8,393	8,261	8,105	8,207	8,182
Allowance for loan and lease losses	(769)	(760)	(752)	(748)	(744)	(727)	(721)	(717)

Total assets	$99,192	$104,602	$105,868	$105,741	$104,736	$103,988	$103,699	$102,765

Liabilities
Interest-bearing liabilities:
Interest checking	$15,509	$15,744	$16,251	$17,025	$17,603	$17,828	$18,498	$19,267
Savings	13,689	12,812	12,279	12,064	11,588	11,036	9,939	9,697
Money market	6,377	6,572	6,371	6,429	6,086	5,974	5,154	4,755
Other time	11,037	10,991	10,794	10,449	9,749	9,143	8,730	8,286
Certificates—$100,000 and over	6,682	6,750	6,415	5,316	4,670	4,354	4,156	3,946
Foreign office	1,707	2,758	3,668	4,382	4,050	3,703	3,925	3,907
Federal funds purchased	2,505	3,615	4,546	3,886	4,553	4,771	4,001	3,952
Short-term bank notes	—	—	—	—	—	—	—	230
Other short-term borrowings	2,400	4,468	4,056	4,854	4,718	4,408	5,619	5,190
Long-term debt	12,242	13,059	14,355	14,465	15,132	15,956	16,914	17,049

Total interest-bearing liabilities	72,148	76,769	78,735	78,870	78,149	77,173	76,936	76,279
Demand deposits	13,185	13,882	13,642	13,764	13,674	14,099	13,977	13,905
Other liabilities	3,889	3,801	3,613	3,500	3,312	3,236	3,335	3,357

Total liabilities	89,222	94,452	95,990	96,134	95,135	94,508	94,248	93,541
Shareholders’ equity	9,970	10,150	9,878	9,607	9,601	9,480	9,451	9,224

Total liabilities & shareholders’ equity	$99,192	$104,602	$105,868	$105,741	$104,736	$103,988	$103,699	$102,765

Average loans and leases (excluding held for sale)	$74,416	$74,032	$72,903	$72,209	$70,603	$69,218	$67,539	$65,649

Average common shares outstanding:
Basic	551,501,038	554,978,470	555,565,365	554,977,557	554,397,914	553,590,943	553,854,684	553,871,720
Diluted	554,174,864	557,654,120	557,948,598	557,489,491	556,868,587	556,321,949	557,681,044	558,176,454

	Three Months Ended
	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005
Asset Quality ($ in millions)
Nonaccrual loans and leases	$390	$352	$320	$281	$291	$294	$285	$273
Renegotiated loans and leases	—	—	—	—	—	—	1	1
Other assets, including other real estate owned	104	103	91	77	73	67	65	66

Total nonperforming assets	$494	$455	$411	$358	$364	$361	$351	$340

Ninety days past due loans and leases	$243	$210	$196	$191	$160	$155	$156	$129

End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$21,479	$20,831	$21,260	$20,717	$19,967	$19,377	$18,669	$18,081
Commercial mortgage	10,909	10,405	9,879	9,792	9,861	9,188	9,138	9,091
Commercial construction	5,688	6,168	5,879	5,950	5,883	6,342	5,880	5,590
Commercial leases	3,694	3,841	3,752	3,740	3,726	3,698	3,619	3,537

Subtotal—commercial	41,770	41,245	40,770	40,199	39,437	38,605	37,306	36,299
Consumer:
Residential mortgage	9,730	9,905	9,629	9,528	9,122	8,991	9,213	8,418
Home equity	11,948	12,154	12,235	12,087	11,894	11,805	11,557	11,281
Automobile loans	10,400	10,028	9,599	9,512	9,453	9,396	9,401	8,506
Credit card	1,111	1,004	876	846	763	788	732	685
Other consumer loans and leases	1,244	1,167	1,243	1,336	1,497	1,644	1,782	1,890

Subtotal—consumer	34,433	34,258	33,582	33,309	32,729	32,624	32,685	30,780

Total loans and leases	$76,203	$75,503	$74,352	$73,508	$72,166	$71,229	$69,991	$67,079

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$20,908	$21,228	$20,879	$20,338	$19,549	$18,990	$18,274	$17,833
Commercial mortgage	10,566	9,929	9,833	9,980	9,441	9,159	9,095	9,042
Commercial construction	6,014	6,099	5,913	5,840	6,211	6,051	5,700	5,467
Commercial leases	3,661	3,762	3,740	3,729	3,686	3,611	3,537	3,436

Subtotal—commercial	41,149	41,018	40,365	39,887	38,887	37,811	36,606	35,778
Consumer:
Residential mortgage	10,166	10,038	9,699	9,491	9,057	9,117	8,895	9,029
Home equity	12,072	12,225	12,174	11,999	11,879	11,681	11,422	11,101
Automobile loans	10,230	9,834	9,522	9,480	9,440	9,406	9,036	8,247
Credit card	1,021	915	870	797	766	743	708	689
Other consumer loans and leases	1,223	1,232	1,308	1,439	1,605	1,731	1,889	1,918

Subtotal—consumer	34,712	34,244	33,573	33,206	32,747	32,678	31,950	30,984

Total average loans and leases	$75,861	$75,262	$73,938	$73,093	$71,634	$70,489	$68,556	$66,762

Nonperforming Loans ($ in millions) (non-accrual plus renegotiated)
Commercial construction loans	$57	$54	$31	$18	$20	$31	$29	$24
Commercial mortgage	107	84	49	62	74	51	53	56
Commercial loans and leases	143	133	167	129	126	146	140	132
Consumer mortgage and construction	38	38	34	34	34	30	31	25
Other consumer loans and leases	45	43	39	38	37	36	33	37

Total nonperforming loans	$390	$352	$320	$281	$291	$294	$286	$274

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(99)	$(118)	$(96)	$(96)	$(96)	$(137)	$(79)	$(76)
Recoveries	28	21	17	29	23	20	15	21

Net losses charged off	$(71)	$(97)	$(79)	$(67)	$(73)	$(117)	$(64)	$(55)